UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 4, 2022 (December 30, 2021)

VALUE EXCHANGE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

Unit 602, Block B, 6 Floor,
Shatin Industrial Centre, 5-7 Yuen Shun Circuit,
Shatin, N.T., Hong Kong
(Address of principal executive offices) (Zip Code)

(852) 2950 4288
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Exchange on which registered
NONE	----	----

Item 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 30, 2021, Value Exchange International, Inc., a Nevada corporation, (“Company”) issued a press release announcing the previously, publicly reported appointment of Mr. Chan Heng Fai (also known as Chan Heng Fai (Ambrose)) as a non-executive director of the Company’s Board of Directors.

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the above referenced press release.  The information contained in Exhibit 99.1, attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended and shall not be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended whether made before or after the date hereof and irrespective of any general incorporation language in any filings.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	December 30, 2021 Press Release by Value Exchange International, Inc. re: appointment of director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALUE EXCHANGE INTERNATIONAL, INC.

By:	/s/ Tan Seng Wee Kenneth
Name:	Tan Seng Wee Kenneth (Kenneth Tan)
Title:	President
Date:	January 4, 2022

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	December 30, 2021 Press Release by Value Exchange International, Inc. re: appointment of director
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)